UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2009

GOLDEN CENTURY RESOURCES LIMITED

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-139620

(Commission File Number)

98-0466250

(IRS Employer Identification No.)

Suite 1200, 1000 N. West St, Wilmington, Delaware 19801

(Address of principal executive offices and Zip Code)

(302) 295-4937

Registrant's telephone number, including area code

Golden Century Technologies Corporation

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective September 8, 2009, we completed a merger with our subsidiary, Golden Century Resources Limited, a Delaware corporation which was incorporated solely to effect a change in our name. As a result, we have changed our name from “Golden Century Technologies Corporation” to “Golden Century Resources Limited”.

Item 7.01 Regulation FD Disclosure

The name change became effective with the Over-the-Counter Bulletin Board at the opening for trading on October 7, 2009 under the new stock symbol “GDLM”. Our new CUSIP number is 38082A 108.

Item 9.01	Financial Statements and Exhibits.
3.1	Certificate of Ownership filed with the Secretary of State of Delaware on September 8, 2009 and which is effective September 8, 2009.
99.1	News Release dated October 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN CENTURY RESOURCES LIMITED

By: /s/ David Lee

David Lee

President,

Dated: October 8, 2009